Exhibit 99.1

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    For the year ended December 31, 2000 and
                       Three Months Ended March 31, 2001
                                   (Unaudited)

     The Company entered into an Agreement and Plan of Reorganization in which the Company will merge with Enpetro Mineral Pool, Inc. ("Enpetro"). Prior to the merger, Enpetro acquired certain oil and gas properties and intends to develop these properties. Enpetro had no operations prior to the acquisition of these oil and gas properties. The agreement stipulates that the Company will acquire all of the outstanding voting shares of Enpetro for 228,000,000 post reverse split common shares of the Company. The shareholders of Enpetro will own a substantial controlling interest in the Company. The merger will be accounted for as a reverse acquisition.

                                 BALANCE SHEETS
                                 MARCH 31, 2001

                                                               Enpetro
                                       Accord Advanced         Mineral        Pro-Forma       Pro-Forma
                                      Technologies, Inc.        Pool         Adjustments      Combined
                                      ------------------     ------------    -----------     ------------
ASSETS:

Cash                                     $      5,482        $      1,500                    $      6,982
Oil and Gas Properties                                         43,634,593                      43,634,593
                                         ------------        ------------                    ------------
   Total Assets                          $      5,482        $ 43,636,093                    $ 43,641,575
                                         ============        ============                    ============

LIABILITIES AND STOCKHOLDERS EQUITY:

Accounts payable                         $     45,618        $         --                    $     45,618
Accrued liabilities                            44,768                                              44,768
Accrued settlement                            345,000                                             345,000
Convertible debentures                        500,000                                             500,000
                                         ------------        ------------                    ------------
   Total liabilities                          935,386                  --                         935,386
                                         ------------        ------------                    ------------

Stockholders' Equity
 Common stock                                   3,970              22,250                          24,785
 Additional paid in capital                 1,485,710          43,613,843 (1)     1,435        45,100,988
 Accumulated deficit                       (2,419,584)                 --                      (2,419,584)
                                         ------------        ------------                    ------------
   Total stockholders' equity                (929,904)         43,636,093                      42,706,189
                                         ------------        ------------                    ------------

   Total                                 $      5,482        $ 43,636,093                    $ 43,641,575
                                         ============        ============                    ============

----------
1. Reflects the adjustment for the one for two reverse stock split and issuance of shares in the merger transaction.

                            Statements of Operations
                          Year Ended December 31, 2000

                                                          Enpetro
                                  Accord Advanced         Mineral        Pro-Forma        Pro-Forma
                                 Technologies, Inc.        Pool         Adjustments       Combined
                                 ------------------     ------------    -----------      ------------

Revenue                             $          --      $          --                    $          --

Cost of Sales                                  --                 --                               --

                                    -------------      -------------                    -------------
Gross proft                                    --                 --                               --
                                    -------------      -------------                    -------------

General & Administrative Expenses         255,611                                             255,611
Settlement                                565,000                                             565,000
Interest                                  528,490                                             528,490
                                    -------------      -------------                    -------------
                                        1,349,101                 --                        1,349,101
                                    -------------      -------------                    -------------

Loss from Continuing Operations     $  (1,349,101)     $          --                    $  (1,349,101)
                                    =============      =============                    =============

Loss Per Share From
Continuing Operations               $        0.03                N/A                    $       (0.01)
                                    =============      =============                    =============

Weighted Common
Shares Outstanding                     39,628,848         22,250,000                      247,814,424
                                    =============      =============                    =============

                            Statements of Operations
                               Three Months Ended
                                 March 31, 2001


                                                               Enpetro
                                       Accord Advanced         Mineral        Pro-Forma       Pro-Forma
                                      Technologies, Inc.        Pool         Adjustments      Combined
                                      ------------------     ------------    -----------     ------------


Revenue                                $          --      $          --                     $          --

Cost of Sales                                     --                 --                                --
                                       -------------      -------------                     -------------

Gross proft                                       --                 --                                --
                                       -------------      -------------                     -------------

General & Administrative Expenses              1,077                                                1,077
Interest                                      15,000                                               15,000
                                       -------------      -------------                     -------------
                                              16,077                 --                            16,077
                                       -------------      -------------                     -------------

Loss from Continuing Operations        $     (16,077)     $          --                     $     (16,077)
                                       =============      =============                     =============

Loss Per Share From Continuing
 Operations                            $           *                N/A                     $           *
                                       =============      =============                     =============
Weighted Common Shares Outstanding        39,700,305         22,250,000                       247,850,152
                                       =============      =============                     =============

* Less than $0.01 per share

FOOTNOTES TO PROFORMA FINANCIAL INFORMATION:

There are no significant proforma adjustments. Enpetro had no operations prior to the Company's acquisition of Enpetro. The value of Enpetro's acquisition of oil and gas properties was determined by the analysis and report of an independent petroleum engineer. The valuation is based on certain oil and gas leases, and underlying reserves, acquired by Enpetro. The merger transaction was valued on the basis of the valuation of those oil and gas properties. Enpetro had no other significant assets or liabilities.

Legal and professional fees associated with the merger are excluded from the proforma financial information.


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